Exhibit 99.2

Rapid Micro Biosystems Announces Review of Strategic Alternatives to Maximize Shareholder Value

Rejects Unsolicited, Non-Binding Proposal from Kennedy Lewis Investment Management

Adopts Limited Duration Stockholder Rights Plan

LOWELL, Mass., Aug. 12, 2022 -- Rapid Micro Biosystems, Inc. (Nasdaq: RPID) (the “Company”), an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products, today announced that its Board of Directors has initiated a review of strategic alternatives to maximize shareholder value. The Board has retained Morgan Stanley & Co. LLC as its financial advisor and Goodwin Procter LLP as its legal advisor to assist in its review of a wide range of options including, among other things a sale, merger or other strategic transaction.

In addition, the Company announced that its Board of Directors has unanimously rejected an unsolicited non-binding proposal from Kennedy Lewis Investment Management LLC (“Kennedy Lewis”) to acquire all of the outstanding shares of the Company for $5.00 per share in cash. Following a comprehensive review, in consultation with its financial and legal advisors, the Board determined that the proposal is inadequate and is not in the best interest of the Company or its shareholders.

“The Company is taking decisive action to right-size its cost structure to allow continued focus on enhanced commercial execution and key product development initiatives while also managing its significant cash balance and long cash runway,” said Jeffrey Schwartz, Chairperson of the Board of Directors. “As we seek to accelerate this work and best position our business for the future, the Board believes now is the right time to explore alternatives to determine the best path to maximize shareholder value. The Board is committed to exploring a range of alternatives, while simultaneously prioritizing and advancing important initiatives within the business, that we believe will enhance value for our shareholders.”

There can be no assurance that the strategic alternatives process will result in the company pursuing a particular transaction or any other strategic outcome. Rapid Micro Biosystems has not set a timetable for completion of this process, and it does not intend to disclose further developments unless and until it determines that further disclosure is appropriate or necessary.

Adoption of Stockholder Rights Plan

Rapid Micro Biosystems also announced today that its Board has unanimously adopted a limited-duration stockholder rights plan (the “Rights Plan”).

The Rights Plan is intended to enable all shareholders to realize the full value of their investment in the Company, and to protect the Company and its shareholders from efforts to obtain control of the Company that the Board determines are not in the best interests of the Company and its shareholders. It will also provide the Board with the appropriate time and flexibility to conduct its review of strategic alternatives and pursue the best course of action for all shareholders. The Rights Plan does not preclude the Board from engaging with parties or considering an offer that it believes recognizes the full value of the Company and is in the best interests of Rapid Micro Biosystems and its shareholders.

The Rights Plan is similar to shareholder rights plans adopted by other publicly traded companies. The rights will become exercisable if an entity, person or group acquires beneficial ownership of 15% or more of the Company’s outstanding Class A common stock. In the event that the rights become exercisable due to the triggering ownership threshold being crossed, each right will entitle its holder (other than the person, entity or group triggering the Rights Plan, whose rights will become void and will not be exercisable) to receive shares of common stock of the Company having a market value equal to two times the Exercise Price.

Under the Rights Plan, any person, entity or group which currently owns more than the triggering percentage may continue to own its shares of common stock but may not acquire any additional shares of Class A common stock without triggering the Rights Plan. The Rights Plan does not contain any dead-hand, slow-hand, no-hand or similar feature that would limit the ability of a future Board of Directors to redeem the rights.

The Rights Plan will automatically expire on the day after the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), unless approved by the Company’s stockholders at the 2023 Annual Meeting, in which case it will expire in one year, on August 11, 2023.

Additional details regarding the Rights Plan are contained in a Current Report on Form 8-K to be filed by the Company on August 12, 2022 with the U.S. Securities and Exchange Commission (“SEC”). The filing will be available on the SEC’s website at www.sec.gov and in the Investor Relations section of the Company’s website at www.rapidmicrobio.com.

Second Quarter 2022 Financial Results

In a separate press release, Rapid Micro Biosystems today announced a business update and its financial results for the second quarter ended June 30, 2022. The Company will host a conference call today, August 12, 2022, at 8:30 a.m. EST to discuss its second quarter 2022 financial results. The live call is accessible on the Company’s website at investors.rapidmicrobio.com and will be archived and available for replay for one year.

Morgan Stanley & Co. LLC is acting as Rapid Micro Biosystems’ financial advisor and Goodwin Procter LLP as its legal counsel.

About Rapid Micro Biosystems

Rapid Micro Biosystems is an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products such as biologics, vaccines, cell and gene therapies, and sterile injectables. The Company’s flagship Growth Direct system automates and modernizes the antiquated, manual microbial quality control (“MQC”) testing workflows used in the largest and most complex pharmaceutical manufacturing operations across the globe. The Growth Direct system brings the quality control lab to the manufacturing floor, unlocking the power of in-line/at-the-line MQC automation to deliver faster results, greater accuracy, increased operational efficiency, better compliance with data integrity regulations, and quicker decision making, that customers rely on to ensure safe and consistent supply of important healthcare products. The Company is headquartered and has U.S. manufacturing in Lowell, Massachusetts, with global locations in Lexington, Massachusetts, Switzerland, Germany, and the

Netherlands. For more information, please visit www.rapidmicrobio.com or follow the Company on Twitter at @rapidmicrobio or on LinkedIn.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the future performance of Rapid Micro Biosystems and the review of strategic alternatives; the Company’s organizational restructuring plans and focus on commercial execution and product development initiatives; expectations regarding the Company’s cash balance and cash runway; the effectiveness of the rights plan in providing the Board of Directors with time to make informed decisions that are in the best long-term interests of Rapid Micro Biosystems and its stockholders; the timing of expiration of the Rights Agreement; and the Company’s upcoming announcement of financial results for the second quarter ended June 30, 2022.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the impact of macro-economic volatility and COVID-19 and its variants on the Company’s business and operations, including further delays in placements and validation of new systems; the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operating results; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; its ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; risks relation to the exploration of strategic alternatives; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 24, 2022, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.

Contacts:

Investors

Michael Beaulieu, CFA

Vice President, Investor Relations and Corporate Communications

investors@rapidmicrobio.com

Media

Jamie Moser / Lucas Pers
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449